RBC Capital Markets' Consumer Conference October 2, 2003

Polaris at a glance: Founded in 1954 Manufacturer of a diversified mix of high-quality, high-performance motorized products for recreational and utility use Manufacturing and distribution facilities located in Minnesota, Wisconsin, Iowa and South Dakota Highly productive non-union workforce - 3,500 strong Product innovation key to success National and international distribution system - nearly 2,000 dealers in North American and over 50 distributors and 5 subsidiaries in 126 countries P O L A R I S I N D U S T R I E S I N C. 3

Products (% of 2002 Sales) Strengths/Opportunities Strong Business Foundation $938M business Growth opportunities going forward Maintain leadership position Generate cash Minimum investment Upside only $300-500MM long-term opportunity Superior product features Highest margin product ATV's 62% Snowmobiles 19% PWC 4% Victory 2% PG&A 13% P O L A R I S I N D U S T R I E S I N C. 5

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Forecast 371 512 805 1079 1157 1009 1153 1296 1393 1487.6 1521.3 1521.3 60.8 Ten Year CAGR: 15.0% A Consistent Track Record... Sales 1992-2002 3-5% range P O L A R I S I N D U S T R I E S I N C. 7

1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 Forecast 0.91 1.21 1.98 2.19 2.24 2.45 2.72 3.07 3.5 3.88 4.39 4.39 0.44 Ten Year CAGR: 17% Earnings Per Share 1992-2002 (diluted) $ 4.80 to $4.90 9-12% Increase 21 consecutive quarters of increased sales and earnings 21 consecutive years of earnings growth P O L A R I S I N D U S T R I E S I N C. 9

Ten Year CAGR: 14% Cash Flow* 1992-2002 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 46 59 87 89 95 97 107 115 127 147 168 (Dollars in Millions) *Before Changes in Current Operating Items and Deferred Taxes P O L A R I S I N D U S T R I E S I N C. 11

Return on Shareholders Equity 1992-2002 Significantly Above Industry Average 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 0.31 0.41 0.43 0.42 0.45 0.4 0.44 0.47 0.44 0.41 0.4 P O L A R I S I N D U S T R I E S I N C. 13

Debt to Total Capital Ratio 1992-2002 Ample Credit Capacity 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 0 0 0 0.25 0.18 0.13 0.12 0.19 0.19 0.07 0.06 P O L A R I S I N D U S T R I E S I N C. 15

Dividends (per share) 1996 1997 1998 1999 2000 2001 2002 2003 0.6 0.64 0.72 0.8 0.88 1 1.12 1.24 P O L A R I S I N D U S T R I E S I N C. 17

1996 1997 1998 1999 2000 2001 2002 YTD 6/30/03 East 0.5 1.5 1.1 1.5 1.2 1.1 1.2 0.9 Cumulatively to date have repurchased 9.0 million of 11.5 million authorized for a total of $358 million. Share Repurchases 1996 1997 1998 1999 2000 2001 2002 YTD 6/30/03 East 14 40 38 52 40 49 76 48 In Millions In Millions In dollars Shares repurchased P O L A R I S I N D U S T R I E S I N C. 19

Why Polaris? - Investment Appeals Superior financial track record 21 consecutive years of earnings per share growth 21 consecutive quarters of increasing sales and earnings Consistent generator of cash flow Strong balance sheet - debt to equity at 6% at year end 2002 High return on equity averaging 43% over the past 5 years Growing markets (ATVs, motorcycles, PG&A, financial services) Exciting new product offerings - recently held the most significant new product introduction in the company's history including the all-new ATP introduced in February 2003 Market leader in core markets (ATVs, Snowmobiles) Established and leveragable brand (Polaris -The Way Out) Strong management team P O L A R I S I N D U S T R I E S I N C. 21

1998 1999 2000 2001 2002 520 650 775 861 939 Worldwide ATV Industry Growth Year 2002: 7% growth 1999 2000 2001 2002 YTD 6/30/03 2003 Guidance 734 827 827 938 479 985 94 In Millions Polaris ATV Outlook Waves of new product news - 80%+ new and more in development Product ride and handling leadership in every segment Driving quality to industry leading levels Margin expansion continues via cost down, product mix and product development Best team in industry - productive, innovative, knowledgeable Strong #2, gaining We sell more ATVs than any other product with plenty of room to grow We're gaining momentum outside our traditional strongholds Sport ATV Polaris Professional Series 38% of ATV buyers are first-time buyers ATV sales historically have ridden out bumps in the economy The RANGER continues to gain market share A T V s Reasons Why We Like the ATV Business 23 +15% Upper Single Digit Growth

u ATVs Product Innovation Predator RANGER TM (Taskmaster) ATP Sportsman 600 A T V s Like... MV (Military Version) 25 25

1998 1999 2000 2001 2002 Cruisers 152 184 220 259 308 Touring 51.6 65.2 80.2 90 107 All Motorcycles 274 340 420 432 514 Motorcycle Industry Growth Year 2002 growth for cruisers and touring combined was 13% Victory Outlook Drive brand awareness "The Victory Challenge" rides Advertising, shows/events Continue dealer upgrades / enhancements Continue to drive quality to industry leading levels Successfully introduce the new Kingpin(tm) motorcycle Grow margins through volume and cost control The U.S. motorcycle market is big and growing Victory strategy is taking hold Dealerships continue to improve Brand identity is improving The Vegas and Kingpin participate in segments for Victory that are 54% of the premium cruiser and touring cruiser market We have introduced a new custom order program - the first in the industry Reasons Why Victory is Taking Off V I C T O R Y M O T O R C Y L E S 1999 2000 2001 2002 YTD 6/30/03 2003 Guidance East 40 18 19 34 32 50 5 27 +58% Continued Solid Growth

V I C T O R Y M O T O R C Y L E S The Victory Vegas and Kingpin participate in segments that are 54% of the premium cruiser and touring cruiser market 27% Classic Cruiser* 27% Custom Cruiser** 20% Touring Cruiser (Hard) 15% Touring Cruiser (Soft) 11% Low-Rider Cruiser Premium Cruiser Current Market Breakdown * Kingpin segment ** Vegas segment 29 Vegas Kingpin Recent Awards 2003 Cruiser of the Year (Cruiser Magazine) 2003 Best V-Twin Motorcycle (V-Twin Magazine) 2003 Best Cruiser (Cycle World & Motorcyclist Magazines)

1998 1999 2000 2001 2002 2003 255.9 233 213 213 206 187 Worldwide Snowmobile Industry Growth Season-end March 31 Polaris Snowmobile Outlook Continue strong brand loyalty Remain #1 in quality Great team that knows the business Reduce dealer inventory Solid business - in great shape when it snows 1999 2000 2001 2002 YTD 6/30/03 2003 Guidance East 313 302 373 293 38 220 Market leadership 49 years of experience in the business On top of environmental regulations Engineering, innovation is key; Polaris continues to bring new innovative products to market Reasons to Keep the Faith in Snowmobiles S N O W M O B I L E S 31 - 61% Down Similar Percentage to Last Year

Engineering innovation is key 2003: Control dealer inventory, remain #1 in quality Continue to bring new product innovation to market SwitchBack RMK Pro X2 S N O W M O B I L E S 33

1999 2000 2001 2002 YTD 6/30/03 2003 Guidance East 52 66 60 53 38 60 4 1999 2000 2001 2002 2003 (Estimate) 134 120 102 99 99 Worldwide PWC Industry Growth Legislative and regulatory concerns Polaris PWC Strengths/Outlook Successfully introduce new 4-stroke MSX Grow revenue / profits Continue to drive quality improvements Continue to improve PWC dealer engagement Capitalize on improving economy Season-end September 30 PWC industry sales decline has slowed Approximately flat in 2002 and 2003 Regulatory outlook is improving New engines and new buyers are changing the sport Polaris innovation and quality continues New MSX line introduced in 2003 Introduced the 2003 EX2100 Sport boat line Reasons We Believe the Personal Watercraft Business Will Rebound P E R S O N A L W A T E R C R A F T 18 +16% Modest Sales Growth

Polaris innovation continues MSX 140 2-Stroke 2003: Successfully introduce MSX platform, new four-stroke technology, improve quality P E R S O N A L W A T E R C R A F T 37 MSX 150 4-Stroke MSX 150 4-Stroke 2003 Polaris MSX 140 named "Watercraft of the Year" by Watercraft World"

Polaris PG&A Outlook Accelerate product innovation Improve overall product and service quality Continue cost reductions Continue to train dealers on selling PG&A 3 Year CAGR: 15% 1999 2000 2001 2002 YTD 6/30/03 2003 Guidance East 158 180 209 203 103 213 24 Snowmobiles PWC ATVs PG&A Motorcycles 40 2 9 5 45 PWC 5% General Merchandise 8% ATV / RANGER 54% Snowmobiles 30% Victory 3% 2002 Sales Breakdown Over 40,000 items available related to our core products Personalizing "The Way Out" is increasing Over 2 million Polaris machines generate a big opportunity for future PG&A sales P A R T S, G A R M E N T S a n d A C C E S S O R I E S Reasons PG&A is Our #3 Revenue Producer 39 Parts Garments Accessories 49 13 38 2002 PG&A Sales by Product Accessories 38% Garments 13% Parts 49% + 8% Grow Faster than Overall Company Sales

Personalizing "The Way Out" is increasing Dealer Loyalty Program Targeted mailing Product knowledge Appropriate mix of PG&A inventory Point-of-purchase displays Star Card Web site P O L A R I S I N D U S T R I E S I N C.

Quality and Productivity are Key in a Slow Economic Environment Made significant strides in product quality in 2002 Plant defects down 42% Supplier defects down 29% Problems per vehicle produced down 16% (weighted average basis) Productivity continues to get better 9% reduction in Sportsman product cost in last two years M A N U F A C T U R I N G O P E R A T I O N S 1998 1999 2000 2001 2002 East 376 386 391 419 434 1998 1999 2000 2001 2002 Sales per employee ($ in thousands) Polaris sales per employee is nearly twice the industry average 1999 2000 2001 2002 East 0.197 0.207 0.206 0.218 Gross Margin Percentage

Financial Services - Growth Opportunity Generated $14.6 million in income in 2002 High return on investment 23% in 2002 Portfolio losses are within industry norms Retail penetration rate continues to increase 34% at June 30, 2003; 23% in 2002, up from 17% in 2001 Credit worthiness has not been compromised Delinquency and loss trends are not showing signs of deterioration Polaris Financial Services Wholesale Financing Retail Financing Extended Service Contracts Consumer & Dealer Insurance December 31, 2001 December 31, 2002 P O L A R I S I N D U S T R I E S I N C. Year-to-date June 30, 2003 Receivable Portfolio

Opportunity to Improve Distribution To grow the Company, we must help our dealers to improve Build dealer profitability Leverage Polaris' competitive advantages Assist dealer showroom expansion through Capital Assistance Program Utilize holdback program to reward better dealers. P O L A R I S I N D U S T R I E S I N C.

Expectations for 2003 Second Quarter 2003 results: Reported record sales and earnings 21st consecutive quarter of increasing sales and earnings EPS up 13 percent on 4 percent sales growth All business units grew sales except snowmobiles International operations grew 80 percent in the second quarter Higher gross margins contributed to the improvement in earnings Retail traffic improved as the war began to subside Full Year Guidance Guidance for full year 2003 increased: EPS up 9% to 12% to $4.80 to $4.90 per share 3% to 5% sales growth for full year 2003 P O L A R I S I N D U S T R I E S I N C.

POLARIS INDUSTRIES INC.

In Summary – The Roadmap

- Keep driving innovation – deliver a higher percentage of great new products
- Maintain strong positions in ATVs and snowmobiles
- Continue to drive quality improvement as #1 internal objective
- Continue improvements in PWC and Victory business units
- Expand Financial Services and PG&A
- Successfully grow Polaris Professional Series
- Continue to drive efficiency/cost improvements via platform consolidation, making more engines internally, factory productivity, etc.
- Ride economic recovery
- Keep strengthening the team
- Continue improving the dealerships
- Execute a sensible acquisition

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1995 Private Securities Reform Act Polaris Industries Inc. Disclosure Statement Our presentation and responses to your questions may contain certain statements which may be considered forward looking for the purposes of the Private Securities Reform Act of 1995. We caution you that actual results could differ materially from those projected in a forward looking statement which by their nature involve risk that results may differ from those anticipated. Additional information concerning the factors that could cause results to differ materially from those anticipated may be found in Polaris' annual report, 10-K, 8-K, 10-Q and form S-3 registration statements. P O L A R I S I N D U S T R I E S I N C. 53

Thank You Q & A